ASSIGNMENT

Date of this Assignment:

8 May 2014

Parties to this Assignment:

Assignor:

Nemaura Pharma Limited

85 Toothill Road, Loughborough, Leicestershire LE11 1PN

a company registered in England & Wales

Assignee:

Dermal Diagnostics Limited

Loughborough Innovation Centre, Holywell Park, Ashby Road,

Loughborough, Leicestershire LE11 3AQ

a company registered in England & Wales

Narrative

The Assignor is the registered proprietor of and applicant for the patents and patent applications entitled “Patches for Reverse Iontophoresis” listed in the attached schedule (hereinafter “the Patents”). The Assignor and the Assignee have agreed that the Patents should henceforth belong to the Assignee.

Terms

In consideration of the premises and of the sum of one hundred pounds (£100) now paid by the Assignee to the Assignor, receipt of which is hereby acknowledged, the Assignor hereby assigns to the Assignee, and the Assignee hereby accepts, all of the Assignor’s right title and interest in and to the Patents to hold unto the Assignee absolutely, including the right to claim priority under any international convention or treaty or reciprocal arrangement and the right to sue for and recover damages and other remedies in respect of any infringement occurring before or after the date of this Assignment.

Warranties and Obligations

The Patents are disposed of with full title guarantee.

Jurisdiction

This Assignment is governed by and shall be construed in accordance with English law, and the parties submit to the jurisdiction of the Courts of England.

Attestation

Signed on behalf of

Signature

/S/ D.F.H. CHOWDHURY

Nemaura Pharma Limited

by an authorised officer:

Name

D.F.H. CHOWDHURY

Signed on behalf of

Signature

/S/ D.F.H. CHOWDHURY

Dermal Diagnostics Limited

by an authorised officer:

Name

D.F.H. CHOWDHURY

SCHEDULE

Country	Patent / Patent Application No	Status
Brazil	PI0915328-4	Pending
Canada	2766331	Pending
China	ZL200980130090.3	Granted
India	218/KOLNP/2011	Pending
Japan	2011-515599	Pending
USA	13/002,012	Pending
Australia	2009265416	Pending
Hong Kong	HK1156199	Granted
UK (EP)	2306894	Granted
Germany (EP)	602009007570.5	Granted
France (EP)	2306894	Granted
Switzerland (EP)	2306894	Granted
Italy (EP)	2306894	Granted
Netherlands (EP)	2306894	Granted